Exhibit 10.3
SECOND AMENDMENT

SECOND AMENDMENT, dated as of November 2, 2007 (this “Amendment”), to the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006 (the “Credit Agreement”), among PHH Corporation, a Maryland corporation (the “Borrower”), PHH Vehicle Management Services, Inc., a Canadian corporation (the “Canadian Subsidiary Borrower”), Citicorp USA, Inc., as Syndication Agent, The Bank of Nova Scotia (the “Canadian Lender”) and Wachovia Bank, National Association, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that a certain provision of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the Credit Agreement.

2.           Amendment to Section 6.1(i).  Section 6.1(i) of the Credit Agreement is hereby amended by deleting therefrom the following: “, if the aggregate principal amount of all such Indebtedness does not exceed $1,150,000,000”.

3.           Amendment Fee. The Borrower shall pay to Administrative Agent for the account of each Lender that executes and delivers a counterpart to this Amendment on or before 3:00 P.M. EST November 2, 2007, an amendment fee equal to 0.03% of the outstanding principal amount of such Lender’s Revolving Commitments.

4.           Representations and Warranties.  On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatismutandis, except to the extent that such representations and warranties (i) are the subject of that certain Waiver, dated as of December 21, 2006, to the Credit Agreement or (ii) expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

5.           Effectiveness of Amendment.  This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

6.           Continuing Effect; No Other Amendments.  Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.

7.           Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.           Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

9.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

PHH CORPORATION, as the Borrower

By:   /s/ Mark E. Johnson
       Name: Mark E. Johnson
       Title:    Vice President and Treasurer

PHH VEHICLE MANAGEMENT SERVICES, INC., as the Canadian Borrower

By:   /s/ Mark E. Johnson
 Name: Mark E. Johnson
 Title:    Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:  /s/John J. Coffey
Name: John J. Coffey
Title:   Managing Director

THE BANK OF NOVA SCOTIA, as the Canadian Lender

By:  /s/Todd Meller
Name: Todd Meller
Title:   Managing Director

ABN AMRO Bank N.V.

By:    /s/ Andrew C. Salerno
Name: Andrew C. Salerno
Title:  Director

By:    /s/ Michael DeMarco
Name: Michael DeMarco
Title:  Vice President

BANK OF COMMUNICATIONS CO., LTD.
NEW YORK BRANCH

By:    /s/ Shelby He
Name: Shelby He
Title: Deputy General Manager

BARCLAYS BANK PLC

By:    /s/ Nicholas Bell
Name: Nicholas Bell
Title:  Director

CALYON NEW YORK BRANCH

By:    /s/ Walter Hay Buckley
Name: Walter Jay Buckley
Title: Managing Director

By:    /s/ Sebastian Rocco
Name: Sebastian Rocco
Title: Managing Director

CIBC INC.

By:    /s/ Dominic J. Sorresso
Name:  Dominic J. Sorresso
Title: Executive Director

CIBC World Markets Corp.
Authorized Signatory

CITIBANK, N.A.

By:    /s/ Thomas A. Neville
Name: Thomas A. Neville
Title: Attorney-in-Fact

CITICORP USA, Inc.

By:    /s/ Andrew L. Kreeger
Name: Andrew L. Kreeger
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:    /s/ Richard Herder
Name: Richard Herder
Title: Managing Director

By:    /s/ Melissa Curry
Name: Melissa Curry
Title: Vice President

HSBC Bank (USA), N.A.

By:    /s/ Vince Clark
Name: Vince Clark
Title: Senior Vice President

Manufacturers & Traders Trust Company

By:    /s/ Laurel L.B. Magruder
Name: Laurel L.B. Magruder
Title:   Vice President

MELLON BANK, N.A., as Lender

By:    /s/ Donald G. Cassidy, Jr.
Name: Donald G. Cassidy, Jr.
Title:  Senior Vice President

MERRIL LYNCH BANK USA

By:    /s/ Louis Alder
Name: Louis Alder
Title:  Director

THE NORTHERN TRUST COMPANY

By:    /s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

Royal Bank of Canada

By:    /s/ Howard Lee
Name: Howard Lee
Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:    /s/ Angela Reilly
Name: Angela Reilly
Title: Managing Director

UBS LOAN FINANCE LLC

By:    /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:    /s/ David B. Julie
Name: David B. Julie
Title: Associate Director

Wachovia Bank, National Association

By:    /s/ Karin E. Samuel
Name: Karin E. Samuel
Title: Vice President